                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 23 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 16, 1996, relating to the financial statements and financial highlights of the Equity Income Fund, the Small Cap Fund, the International Fund, the Balanced Income Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (seven of the ten separately managed portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "General Information About the Trust" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
December 13, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 23 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 16, 1996, relating to the financial statements and financial highlights of the Equity Fund for Insurance Companies (one of the ten separately managed portfolios of Hotchkis and Wiley Funds), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "General Information About the Trust" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
December 13, 1996